Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2015			2014						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Dec YTD	2Q	June YTD

Sales	$9,425	$9,785	$19,210	$10,264	$10,934	$21,198	$10,557	$10,482	$42,237	-11%	-9%

Costs, Expenses and Other
Materials and production	3,569	3,754	7,323	3,903	4,893	8,796	4,223	3,749	16,768	-23%	-17%
Marketing and administrative	2,601	2,624	5,226	2,734	2,973	5,707	2,975	2,924	11,606	-12%	-8%
Research and development	1,737	1,670	3,407	1,574	1,664	3,238	1,659	2,283	7,180	—	5%
Restructuring costs	82	191	273	125	163	288	376	349	1,013	17%	-5%
Other (income) expense, net (1)	55	739	793	(163)	(650)	(813)	(166)	(10,634)	(11,613)	*	*
Income Before Taxes	1,381	807	2,188	2,091	1,891	3,982	1,490	11,811	17,283	-57%	-45%
Income Tax Provision (Benefit)	423	119	542	360	(142)	218	648	4,484	5,349
Net Income	958	688	1,646	1,731	2,033	3,764	842	7,327	11,934	-66%	-56%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	1	7	26	29	55	(53)	11	14
Net Income Attributable to Merck & Co., Inc.	$953	$687	$1,639	$1,705	$2,004	$3,709	$895	$7,316	$11,920	-66%	-56%
Earnings per Common Share Assuming Dilution	$0.33	$0.24	$0.57	$0.57	$0.68	$1.25	$0.31	$2.54	$4.07	-65%	-54%

Average Shares Outstanding Assuming Dilution	2,865	2,850	2,856	2,971	2,949	2,957	2,911	2,880	2,928
Tax Rate	30.6%	14.7%	24.8%	17.2%	-7.5%	5.5%	43.5%	38.0%	30.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Other (income) expense, net includes equity income from affiliates. Prior periods have been reclassified to conform to the current presentation.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-	Restructuring	Certain Other	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Items (3)	Subtotal		Non-GAAP
Sales	$10,934						$10,934

Costs, Expenses and Other
Materials and production	4,893	1,724	171		1,895		2,998
Marketing and administrative	2,973	32	44		76		2,897
Research and development	1,664		43		43		1,621
Restructuring costs	163		163		163		—
Other (income) expense, net	(650)			(741)	(741)		91
Income Before Taxes	1,891	(1,756)	(421)	741	(1,436)		3,327
Taxes on Income	(142)				(947	)(4)	805
Net Income	2,033				(489)		2,522
Less: Net Income Attributable to Noncontrolling Interests	29						29
Net Income Attributable to Merck & Co., Inc.	$2,004				(489)		$2,493
Earnings per Common Share Assuming Dilution	$0.68						$0.85

Average Shares Outstanding Assuming Dilution	2,949						2,949
Tax Rate	-7.5%						24.2%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $1.1 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $660 million of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs, as well as transaction and certain other costs related to business acquisitions and divestitures.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a gain related to AstraZeneca’s option exercise.

(4) Represents the estimated tax impact on the reconciling items, including a net benefit of $517 million recorded in connection with AstraZeneca’s option exercise.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-	Restructuring	Certain Other	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Items (3)	Subtotal		Non-GAAP
Sales	$21,198						$21,198

Costs, Expenses and Other
Materials and production	8,796	2,850	290		3,140		5,656
Marketing and administrative	5,707	43	75		118		5,589
Research and development	3,238		94		94		3,144
Restructuring costs	288		288		288		—
Other (income) expense, net	(813)			(741)	(741)		(72)
Income Before Taxes	3,982	(2,893)	(747)	741	(2,899)		6,881
Taxes on Income	218				(1,514	)(4)	1,732
Net Income	3,764				(1,385)		5,149
Less: Net Income Attributable to Noncontrolling Interests	55						55
Net Income Attributable to Merck & Co., Inc.	$3,709				(1,385)		$5,094
Earnings per Common Share Assuming Dilution	$1.25						$1.72

Average Shares Outstanding Assuming Dilution	2,957						2,957
Tax Rate	5.5%						25.2%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $2.2 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $660 million of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs, as well as transaction and certain other costs related to business acquisitions and divestitures.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a gain related to AstraZeneca’s option exercise.

(4) Represents the estimated tax impact on the reconciling items, including a net benefit of $517 million recorded in connection with AstraZeneca’s option exercise, as well as a benefit of approximately $300 million associated with a capital loss generated in the first quarter.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2015

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q 2015	2Q 2014	% Change	2Q 2015	2Q 2014	% Change	2Q 2015	2Q 2014	% Change
TOTAL SALES (1)	$9,785	$10,934	-11	$4,265	$4,429	-4	$5,520	$6,505	-15
PHARMACEUTICAL	8,564	9,087	-6	3,934	3,462	14	4,631	5,625	-18

Primary Care and Women’s Health
Cardiovascular
Zetia	635	717	-11	409	408		226	309	-27
Vytorin	320	417	-23	123	158	-22	197	259	-24

Diabetes
Januvia	1,044	1,058	-1	648	566	14	396	492	-20
Janumet	554	519	7	263	235	12	292	284	3

General Medicine & Women’s Health
NuvaRing	182	178	2	126	112	13	56	66	-16
Implanon / Nexplanon	124	119	4	74	67	10	50	52	-3
Dulera	120	103	17	116	98	18	5	5	-10
Follistim AQ	111	102	9	52	30	71	60	72	-17

Hospital and Specialty
Hepatitis
PegIntron	52	103	-50		8	*	52	95	-46

HIV
Isentress	375	453	-17	212	228	-7	163	225	-27

Hospital Acute Care
Cubicin(2)	293	6	*	266			27	6	*
Cancidas	134	156	-14	7	4	57	127	152	-16
Invanz	139	134	4	79	64	24	60	71	-15
Noxafil	117	98	19	50	35	43	67	63	6
Bridion	87	82	6				87	82	6
Primaxin	88	81	9	1		*	87	81	7

Immunology
Remicade	455	607	-25				455	607	-25
Simponi	169	174	-3				169	174	-3

Oncology
Emend	134	144	-7	79	78	1	55	66	-17
Keytruda	110		*	86		*	24		*
Temodar	80	93	-14	2	5	-57	78	88	-11

Diversified Brands
Respiratory
Nasonex	215	258	-16	124	141	-12	91	117	-22
Singulair	212	284	-25	10	8	19	201	275	-27
Clarinex	55	69	-20	6	5	27	49	64	-24

Other
Cozaar / Hyzaar	189	214	-12	9	8	6	180	206	-12
Arcoxia	115	141	-18				115	141	-18
Fosamax	96	121	-21	3	6	-44	93	116	-20
Zocor	63	69	-9	5	5	-7	58	63	-9
Propecia	39	58	-32	4	5	-23	35	53	-33

Vaccines
Gardasil / Gardasil 9	427	409	4	308	294	5	118	115	3
ProQuad, M-M-R II and Varivax	358	326	10	301	276	9	57	50	13
Zostavax	149	156	-4	107	116	-8	43	40	5
RotaTeq	89	147	-40	48	101	-53	41	46	-11
Pneumovax 23	106	102	4	70	85	-17	35	17	*

Other Pharmaceutical (3)	1,128	1,389	-19	346	316	9	782	1,073	-27

ANIMAL HEALTH	840	872	-4	215	185	16	625	687	-9

CONSUMER CARE (4)	0	583	*	0	406	*	0	177	*

Other Revenues (5)	381	392	-3	117	376	-69	264	16	*

* 100% or greater

(1)  Only select products are shown.

(2)  Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3)  Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $76 million on a global basis for both second quarter 2015 and 2014.

(4)  On October 1, 2014, the company divested the Consumer Care business to Bayer.

(5)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2015

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	June YTD 15	June YTD 14	% Change	June YTD 15	June YTD 14	% Change	June YTD 15	June YTD 14	% Change
TOTAL SALES (1)	$19,210	$21,198	-9	$8,218	$8,574	-4	$10,992	$12,624	-13
PHARMACEUTICAL	16,830	17,538	-4	7,571	6,592	15	9,259	10,946	-15

Primary Care and Women’s Health
Cardiovascular
Zetia	1,202	1,328	-9	754	732	3	448	596	-25
Vytorin	640	777	-18	234	277	-16	406	500	-19

Diabetes
Januvia	1,928	1,916	1	1,149	1,040	10	779	876	-11
Janumet	1,063	995	7	475	448	6	589	547	8

General Medicine & Women’s Health
NuvaRing	348	346	1	238	215	11	110	131	-16
Implanon / Nexplanon	261	221	18	158	127	25	103	94	10
Dulera	251	205	22	241	194	24	10	10	-1
Follistim AQ	193	213	-9	86	64	33	107	148	-28

Hospital and Specialty
Hepatitis
PegIntron	108	216	-50		12	*	108	203	-47

HIV
Isentress	760	843	-10	399	419	-5	362	424	-15

Hospital Acute Care
Cubicin(2)	480	11	*	432			48	11	*
Cancidas	297	322	-8	13	11	16	284	311	-9
Invanz	271	249	9	146	123	18	125	125
Noxafil	228	172	32	95	55	74	133	118	13
Bridion	172	155	11				172	155	11
Primaxin	153	151	1	4	3	33	149	148

Immunology
Remicade	956	1,211	-21				956	1,211	-21
Simponi	327	330	-1				327	330	-1

Oncology
Emend	255	266	-4	157	148	6	98	118	-17
Keytruda	192		*	152		*	40		*
Temodar	155	176	-12		4	*	155	172	-10

Diversified Brands
Respiratory
Nasonex	504	570	-11	267	274	-3	237	295	-20
Singulair	457	554	-18	16	13	20	441	541	-19
Clarinex	106	131	-19	12	11	1	95	120	-21

Other
Cozaar / Hyzaar	374	419	-11	17	14	17	357	405	-12
Arcoxia	238	268	-11				238	268	-11
Fosamax	190	245	-22	6	9	-36	184	235	-22
Zocor	112	133	-16	10	10	-1	102	123	-17
Propecia	92	131	-30	8	10	-20	85	122	-30

Vaccines
Gardasil / Gardasil 9	785	792	-1	603	564	7	182	228	-20
ProQuad, M-M-R II and Varivax	705	606	16	609	517	18	96	89	8
Zostavax	324	298	9	257	245	5	67	53	25
RotaTeq	281	316	-11	205	231	-11	76	85	-10
Pneumovax 23	216	203	7	147	168	-12	69	35	97

Other Pharmaceutical (3)	2,206	2,769	-20	681	654	4	1,524	2,119	-28

ANIMAL HEALTH	1,669	1,685	-1	417	362	15	1,251	1,323	-5

CONSUMER CARE (4)	2	1,130	*	0	796	*	2	334	-99

Other Revenues (5)	709	845	-16	230	825	-72	479	20	*

* 100% or greater

(1)  Only select products are shown.

(2)  Cubicin results for the June YTD 2015 period represent sales for the five months following Merck’s acquisition of Cubist. Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3)  Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $156 million and $175 million on a global basis for June YTD 2015 and 2014, respectively.

(4)  On October 1, 2014, the company divested the Consumer Care business to Bayer.

(5)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other revenues in 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2015			2014						% Change	% Change
	1Q 2015	2Q 2015	June YTD	1Q 2014	2Q 2014	June YTD	3Q 2014	4Q 2014	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$8,266	$8,564	$16,830	$8,451	$9,087	$17,538	$9,134	$9,370	$36,042	-6	-4

United States	3,637	3,934	7,571	3,130	3,462	6,592	3,837	3,786	14,214	14	15
% Pharmaceutical Sales	44.0%	45.9%	45.0%	37.0%	38.1%	37.6%	42.0%	40.4%	39.4%

Europe (1)	2,024	1,896	3,920	2,478	2,537	5,015	2,297	2,269	9,581	-25	-22
% Pharmaceutical Sales	24.5%	22.1%	23.3%	29.3%	27.9%	28.6%	25.2%	24.2%	26.6%

Japan	627	629	1,256	835	859	1,694	730	965	3,389	-27	-26
% Pharmaceutical Sales	7.6%	7.3%	7.5%	9.9%	9.5%	9.7%	8.0%	10.3%	9.4%

Asia Pacific	809	822	1,630	809	840	1,650	878	910	3,438	-2	-1
% Pharmaceutical Sales	9.8%	9.6%	9.7%	9.6%	9.2%	9.4%	9.6%	9.7%	9.5%

China	318	335	653	282	309	592	318	332	1,242	8	10

Latin America	630	676	1,306	538	668	1,205	673	678	2,557	1	8
% Pharmaceutical Sales	7.6%	7.9%	7.8%	6.4%	7.3%	6.9%	7.4%	7.2%	7.1%

Eastern Europe/Middle East Africa	321	372	693	415	459	874	443	500	1,817	-19	-21
% Pharmaceutical Sales	3.9%	4.3%	4.1%	4.9%	5.1%	5.0%	4.9%	5.3%	5.0%

Canada	170	167	337	200	218	418	218	218	854	-23	-19
% Pharmaceutical Sales	2.1%	2.0%	2.0%	2.4%	2.4%	2.4%	2.4%	2.3%	2.4%

Other	48	68	117	46	44	90	58	44	192	55	30
% Pharmaceutical Sales	0.6%	0.8%	0.7%	0.5%	0.5%	0.5%	0.6%	0.5%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

SECOND QUARTER 2015

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			June YTD	June YTD
	2Q15	2Q14	2015	2014
INTEREST INCOME	$(71)	$(59)	$(146)	$(121)
INTEREST EXPENSE	174	188	338	376
EXCHANGE LOSSES (1)	716	20	810	53
EQUITY INCOME FROM AFFILIATES (2)	(2)	(92)	(147)	(217)
Other, net (3)	(78)	(707)	(62)	(904)
TOTAL	$739	$(650)	$793	$(813)

(1) Includes foreign exchange losses of $715 million in the second quarter and first six months of 2015 recorded in connection with the revaluation of the company’s net monetary assets in Venezuela.

(2) Includes the performance of the company’s joint ventures and other equity method affiliates, including the Sanofi Pasteur MSD partnership, certain investment funds, as well as AstraZeneca LP until the termination of that relationship on June 30, 2014. Equity income from AstraZeneca LP was $94 million and $192 million in the second quarter and first six months of 2014, respectively.

(3) Other, net in the second quarter and first six months of 2014 includes a $741 million gain on AstraZeneca’s option exercise.